SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                    -----------------------------------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       The Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):  June 30, 1995






                            CONSOLIDATED PAPERS, INC.
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           (Exact name of registrant as specified in its charter)





Wisconsin                   0-1051              39-0223100
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State or other jurisdiction                 (Commission(I.R.S. Employer
of incorporation)           File Number       Identification No.)

             231 First Avenue North, Wisconsin Rapids, WI 54495-8050
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             (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:  (715) 422-3111


The Form 8-K Current Report filed by the registrant on July 14, 1995 is hereby amended as follows:

ITEM 7.
        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        The text of this item as previously filed is hereby restated to read in its entirety as follows:

        (a) Financial statements of business acquired.

            Financial Statements and Other Financial Information of Lake Superior Paper Industries for the six-month period ended June 30, 1995 and for the years ended December 31, 1994 and 1993 with Reports of Independent Auditors.

            Financial Statements and Other Financial Information of Superior Recycled Fiber Industries for the six-month period ended June 30, 1995 and for the nineteen-month period ended December 31, 1994 with Reports of Independent Auditors.

            Financial Statements and Other Financial Information of Niagara of Wisconsin Paper Corporation for the years ended December 31, 1994 and 1993 with Reports of Independent Auditors.

            Unaudited Financial Statements of Niagara of Wisconsin Paper Corporation for the six-month period ended June 30, 1995.

        (b) Pro Forma financial information.

            Unaudited Combined Pro Forma Consolidated Financial Statements of Consolidated Papers, Inc. and the acquired businesses: Lake Superior Paper Industries, Niagara of Wisconsin Paper Corporation, Superior Recycled Fiber Industries, and other smaller subsidiaries acquired.

        (c) See Exhibit Index.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      CONSOLIDATED PAPERS, INC.
                             ---------------------------------------------



Date  September 13, 1995       By  /s/ Richard J. Kenney
     --------------------     ----------------------------------------
                              Richard J. Kenney, Vice President, Finance


                                  EXHIBIT INDEX

The text of this Exhibit Index as previously filed is hereby restated to read in its entirety as follows:

(2) Plan of acquisition, reorganization, arrangement, liquidation or succession

      (a) Agreement for Sale and Purchase of Stock of Niagara of Wisconsin Paper Corporation dated May 8, 1995 among the Registrant and Pentair, Inc. (together with a list briefly identifying the contents of all omitted schedules thereto). The Registrant agrees to provide copies of such schedules to the Commission upon request.

      (b) Agreement for Sale and Purchase of Stock of Pentair Duluth Corp. and Minnesota Paper Incorporated dated May 8, 1995 among the Registrant, Pentair, Inc. and Minnesota Power & Light Company as amended on
            June 30, 1995 (together with a list briefly identifying the contents of all omitted schedules thereto). The Registrant agrees to provide copies of such schedules to the Commission upon request.

      (c) Agreement for Sale and Purchase of Assets of LSPI Fiber Co. and Stock of Superior Recycled Fiber Corporation dated May 8, 1955 among the Registrant, Pentair, Inc., Minnesota Power & Light Company, Synertec, Inc. and LSPI Fiber Co. (together with a list briefly identifying the contents of all omitted schedules thereto). The Registrant agrees to provide copies of such schedules to the Commission upon request.

(4)   Instruments defining the rights of security holders, including indentures

      (a) $130,000,000 Credit Agreement dated June 27, 1995 among the Registrant and Wachovia Bank of Georgia, N.A. (together with a list briefly identifying the contents of all omitted exhibits and schedules thereto). The Registrant agrees to provide copies of such exhibits and schedules to the Commission upon request.

      (b) $120,000,000 Credit Agreement dated June 27, 1995 among the Registrant and Wachovia Bank of Georgia, N.A. (together with a list briefly identifying the contents of all omitted exhibits and schedules thereto). The Registrant agrees to provide copies of such exhibits and schedules to the Commission upon request.

            The Registrant has additional long-term debt that does not exceed 10 percent of its total assets. The Registrant agrees to provide copies of agreements covering such indebtedness to the Commission upon request.

(23)  *(a)   Consent of Arthur Andersen LLP

      *(b)   Consent of KPMG Peat Marwick LLP

      *(c)   Consent of KPMG Peat Marwick LLP

(99)  Additional Exhibits

     (a) Forms of documents covered by an indemnification agreement as set forth in Exhibit 2(b): Financing Agreement and related transaction documents, including Keepwell Agreement and Lease, all dated December 31, 1987.

     (b) Press Release dated June 30, 1995 covering the transactions described in this Form 8K.

    *(c) Financial Statements and Other Financial Information of Lake Superior Paper Industries for the six-month period ended June 30, 1995 and for the years ended December 31, 1994 and 1993 with Reports of Independent Auditors.

    *(d) Financial Statements and Other Financial Information of Superior Recycled Fiber Industries for the six-month period ended June 30, 1995 and for the nineteen-month period ended December 31, 1994 with Reports of Independent Auditors.

    *(e) Financial Statements and Other Financial Information of Niagara of Wisconsin Paper Corporation for the years ended December 31, 1994 and 1993 with Report of Independent Auditors.

    *(f) Unaudited Financial Statements of Niagara of Wisconsin Paper Corporation for the six-month period ended June 30, 1995.

    *(g) Unaudited Combined Pro Forma Consolidated Financial Statements of Consolidated Papers, Inc. and the acquired businesses: Lake Superior Paper Industries, Superior Recycled Fiber Corporation, and Niagara of Wisconsin Paper Corporation.

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